QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.4

CORDAGE PARK LEASE

LANDLORD: LANDLORD:	JD Cordage LLC, Suite 303, 36 Cordage Park Circle, Plymouth, MA 02360
TENANT:	Kebab USA, Inc.
CURRENT ADDRESS:	600 North Tracker, Suite C13, Kissimmee, FL 34741
CURRENT TELEPHONE No.	( )
LEASED PREMISES:	Suite #301, 36 Cordage Park Circle, Plymouth, MA 02360 (containing 835 GLF)
TERM:	Five (5) years With one (1) five (5)-year Option.
COMMENCEMENT DATE:	June 1, 2002
BASIC RENT (monthly):	$1,043.75
SECURITY DEPOSIT:	$3,131.25

LEASE PROVISIONS

        THIS LEASE ("Lease") is made by and between LANDLORD and TENANT. In consideration of the mutual covenants and agreements herein set forth, and any other consideration, Landlord leases to Tenant and Tenant leases from Landlord the area known as Suite No. 301, 36 Cordage Park Circle and as generally outlined on the plan attached hereto as "Exhibit A", hereinafter referred to as the "Premises" which is part of the Building (hereinafter referred to as the "Building").

1.    TERM.    The Term of this Lease shall be as stated above, unless sooner terminated as provided hereinafter.

2.    a.    BASIC RENT AND SECURITY DEPOSIT.    Except as provided for in this Lease, Tenant will pay to Landlord without deduction or setoff, Basic Rent each month for the entire Lease Term. The term "Rent" shall mean the amounts so payable plus all other amounts payable by Tenant under this Lease. One full monthly Basic Rent installment together with a Security Deposit shall be payable by Tenant upon execution of this Lease. Basic Rent for any fractional month at the beginning or end of the Term shall be prorated. The Security Deposit shall be held by Landlord, without interest, as security for Tenant's performance under this Lease, and not as an advance payment of rent or a measure of Landlord's damages. Upon an Event of Default (defined below) or any damage to the Building or Premises caused by Tenant, its employees or invitees, Landlord may, without prejudice to any other remedy, use the Security Deposit to cure such Event of Default or repair any damage. Following any application of the Security Deposit, Tenant shall, on demand, restore the Security Deposit to its original amount. If Tenant is not in default hereunder, any remaining balance of the Security Deposit shall be returned to Tenant within thirty (30) days after termination of lease and receipt a written notice of forwarding address. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the Security Deposit. Rent is due, and must be received by Landlord, by the first day of every month, at address specified by Landlord.

        b.    ADDITIONAL RENT/COMMON AREA MAINTENANCE.    The Tenant shall pay as additional rent a charge for common area maintenance equal to $3.50 annually per each square foot of the leased premises. One-twelfth of said amount shall be paid monthly due at the same time and under the same terms as the Basic Rent.

1

3.    COST OF LIVING ADJUSTMENTS.    The CAM reserved in this lease and payable hereunder shall be adjusted as of the times and in the manner set forth in this Article:

  a.
  Definitions: For the purposes of this Article, the following definitions shall apply:

  (1)
  The term "Price Index" shall mean the "Consumer Price Index for Urban Customers" (CPI-U) published by the Bureau of Labor Statistics of the U.S. Department of Labor, for U. S. Cities Average, all items Series A 1984-100 (Revised 1978), or a successor or substitute index appropriately adjusted.

  (2)
  The term "Base Price Index" shall mean the Price Index for the month during which this Lease commences.

  b.
  Effective as of each July, but in no event sooner than July of 2003, subsequent to the commencement date of this Lease, there shall be made a cost of living adjustment of the rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Base Price Index.

        In the event the Price Index for June in any calendar year during the term of this Lease reflects an increase over the Base Price Index, then the monthly rent originally herein provided to be paid as of the July following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the difference between the Price Index for June and the Base Price Index, and the resulting sum shall be added to such monthly rent, effective as of such July. Said adjusted CAM shall thereafter be payable hereunder monthly until it is readjusted to the terms of the Lease.

4.    LANDLORD'S OBLIGATIONS.

(a)
Landlord will furnish to Tenant at Tenant's expense:

(1)
water at those points of supply provided for the general use of tenants of the Building;

(2)
heat, and refrigerated air conditioning in season, to the common areas at such times as Landlord determines, and at such temperatures and in such amounts as reasonably considered necessary by Landlord; service on Sundays, Saturdays (other than 7am-1pm), and holidays are optional on the part of the Landlord;

(3)
janitorial services to the common areas on weekdays other than holidays and exterior window washing as may, in Landlord's judgment, be reasonably required;

(4)
passenger elevators for ingress to and egress from the Premises, in common with other tenants;

(5)
replacement of Building standard light fixtures; and electric lighting for public areas and special service areas of the Building to the extent deemed by the Landlord to be reasonable.

(6)
Landlord shall furnish electrical outlets as required for normal office use of the premises. Failure to furnish, stoppage, or interruption of these services resulting from any cause shall not render Landlord liable in any respect for damages to either person, property or business, or be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from performance of its obligations. Should any equipment furnished by Landlord cease to function properly, Landlord shall use reasonable diligence to repair the same promptly. Landlord shall not be obligated to furnish these services if Tenant is in default under this Lease.

(7)
The Landlord shall supply a source of HVAC for all of the Leased Premises requiring same.

5.    IMPROVEMENTS.    Landlord shall, at its expense, install improvements described in "Exhibit B" as therein provided. All other improvements to the Premises shall be installed at Tenant's expense in accordance with plans and specifications and by contractors approved, in writing, by Landlord.

2

6.    USE OF PREMISES.    Tenant will use the Premises for office purposes only. Tenant shall not: use or occupy the Building for any purpose which is unlawful or dangerous; permit the maintenance of any nuisance, disturb the quiet enjoyment for all of the Building, emit offensive odors or conditions into other portions of the Building; sell, purchase, or give away, or permit the sale, purchase or gift of food in the Building, or use any apparatus which might create undue noise or vibrations in the Building. Tenant shall not permit anything to be done which would increase any insurance rates on the Building or its contents, and if there is any increase, then Tenant agrees to pay such increase promptly upon demand therefor by Landlord; however, any such payment shall not waive Tenant's duty to comply with this Lease. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building except for such tenant identification information as Landlord permits to be included or shown on the directory in the main lobby.

  a.
  Tenant shall not make or cause to be made any alterations, additions or improvements, or install or cause to be installed any exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any other changes to the Demised Premises without first obtaining the Landlord's written approval and consent, which approval shall not be unreasonably withheld or delayed. The Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought;

  b.
  not place or suffer to be placed or maintained on any exterior door, wall or window of the Demised Premises any sign, awning or canopy, or advertising matter or other things of any kind, nor place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Demised Premises without first obtaining the Landlord's written consent, which approval shall not be unreasonably withheld or delayed. The Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times; Landlord agrees to allow Tenant to place a trailer sign on Landlord's main entrance sign in accordance with Town bylaws.

7.    TENANT'S OBLIGATIONS.    Tenant will not damage the Building and will pay the cost of repairing any damage done to the Building by Tenant or Tenant's agents, employees, or invitees. Tenant shall take good care of the Premises and keep them free of waste and nuisance. Tenant will keep the Premises, including all fixtures installed by Tenant, in good condition and repair. If Tenant fails to make necessary repairs within fifteen (15) days after notice from Landlord, Landlord may, at its option, make such repairs and Tenant shall, upon demand, pay Landlord the cost thereof. At the end of the Term, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, and all keys to the Premises in Tenant's possession. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without prior written consent of Landlord. At the end of the Term, Tenant shall, if Landlord requires, remove all alterations, physical additions or improvements as directed by Landlord and restore the Premises to substantially the same condition as they existed on the date hereof. All of Tenant's fixtures and personal property not removed from the Premises at the end of the Term shall be presumed to have been abandoned by Tenant and shall become the property of the Landlord.

8.    INDEMNITY.    Landlord shall not be liable for and Tenant will defend, indemnify and hold harmless Landlord from all fines, suits, claims, demands, losses, and actions, including attorney's fees, for any injury to persons or damage to or loss of property on or about the Premises or in or about the Building caused by the Tenant, its employees, invitees, licensees, or by an other person entering the Premises or the Building under express or implied invitation of the Tenant, or arising out of Tenant's use of Premises or Landlord's maintenance of the Premises. This provision is intended to waive any claims against Landlord and its agents for the consequences of their own negligence or fault.

3

10.    MORTGAGES.    Tenant accepts this Lease subordinate to any deeds of trust, mortgages or other security interests, which might now or hereafter constitute a lien upon the Building or the Premises. Tenant shall, immediately upon request, execute such documents, including estoppel letters, as may be required for the purposes of subordinating or verifying this Lease.

11.    ASSIGNMENT; SUBLEASING.    Tenant shall not assign this Lease by operation of law or otherwise (including without limitation by transfer of stock, merger, or dissolution), mortgage or pledge the same, or sublet the Premises or any part thereof, without prior written consent of Landlord, which consent shall not be unreasonably withheld, which Landlord may grant or deny in its sole discretion. Landlord's consent to an assignment or subletting shall not release Tenant from any obligation hereunder, and Landlord's consent shall be required for any subsequent assignment or subletting. If Tenant desires to assign or sublet the Premises, it shall so notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, and shall provide Landlord with a copy of the proposed assignment or sublease and such information with respect thereto as Landlord requests to allow Landlord to make informed judgments as to the financial condition, reputation, operations, and general desirability of the proposed transferee. After such information has been received, Landlord shall have the option to:

  (a)
  Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet; or

  (b)
  Consent to the proposed assignment or sublease; and if the Rent and other consideration payable in respect thereof exceeds the Rent payable hereunder, Tenant shall pay to Landlord such excess within ten (10) days following receipt thereof by Tenant: or

  (c)
  Withhold its consent to the proposed assignment or sublease, which option shall always be deemed to be elected unless Landlord gives Tenant written notice otherwise.

12.    EMINENT DOMAIN.    If the Premises shall be taken or condemned in whole or in part for public purposes or sold under threat of condemnation, this Lease shall terminate at the option of Landlord. Landlord shall be entitled to receive the entire award of any condemnation or the proceeds of any sale in lieu thereof.

13.    ACCESS.    Landlord and its agents may, at any time, enter the Premises to inspect the same, to supply janitorial service or other, to show the Premises to prospective lenders, purchasers or tenants, to alter, improve, or repair the Premises or the Building, and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by Landlord's entry into the Premises in accordance with this Section 12. Landlord shall at all times have a key to the Premises. Landlord may use any means, which it deems proper to open any door in an emergency without liability therefor.

14.    CASUALTY.    If the Building should be totally destroyed by casualty or if the Premises or the Building be so damaged that Landlord determines that repairs cannot be completed within one hundred twenty (120) days after the date of such damage, Landlord may terminate this Lease. Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant in the Premises. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance.

15.    WAIVER OF SUBROGATION.    Tenant waives every claim that arises or may arise in its favor against the Landlord or any other tenant of the Building during the Term, for any injury to or death of any person or any loss of or damage to any of Tenant's property located within or upon or constituting a part of the Premises, to the extent such injury, death, loss or damage is covered by any insurance

4

policies, whether or not such loss or damage is recoverable thereunder. This waiver shall be in addition to, and not in limitation of, any other waiver or release contained in this Lease. Tenant shall give to each insurance company, which has issued to it any insurance policy covering the Premises or Tenant's operations, written notice of this waiver and have its insurance policies endorsed, if necessary, to prevent their invalidation by reason of this waiver.

16.    HOLDING OVER.    If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a monthly Basic Rent, payable in full in advance each month, equal to twice the Basic Rent payable during the last month of the Term.

17.    TAXES ON TENANT'S PROPERTY.    Tenant shall be liable for all taxes levied or assessed against personal property or fixtures placed by Tenant in the Premises. If any such taxes are assessed against Landlord or Landlord's property, Landlord may pay the same, and Tenant shall upon demand, reimburse Landlord therefor. Any claim arising against Tenant by Landlord under this provision shall be assessed interest at fifteen percent (15%) per year until the claim has been satisfied.

18.    LANDLORDS LIEN.    Tenant grants to Landlord a security interest to secure payment of all Rent and performance of all of Tenant's other obligations hereunder, in all equipment, furniture, fixtures, improvements and other personal property located in or on the Premises, and all proceeds therefrom. Such property shall not be removed from the Premises without Landlord's written consent until all Rent due and all Tenant's other obligations have been performed. In addition to any other remedies, upon an Event of Default, Landlord may exercise the rights afforded a secured party under the Uniform Commercial Code for the state in which the Building is located—Secured Transactions. Tenant grants to Landlord a power of attorney to execute and file financing statements and continuation statements necessary to perfect Landlord's security interest, which power is coupled with an interest and shall be irrevocable during the Term.

19.    MECHANIC'S LIENS.    Tenant shall not permit any mechanic's or other liens to be filed against the Premises or the Building for any work performed, materials furnished or obligation incurred by or at the request of Tenant. Tenant shall, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, failing which Landlord may cause the same to be released, and Tenant shall immediately reimburse Landlord for all costs incurred in connection therewith, including landlord's attorney's fees and expenses.

20.    EVENTS OF DEFAULT.    The occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

  (a)
  Any failure by Tenant to pay the full rent when due. Landlord shall not be required to provide Tenant with notice of failure to pay Rent.

  (b)
  Any failure by Tenant to observe and perform any provision of this Lease, other than the payment of Rent, that continues for ten (10) days after notice to Tenant; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant notice under this Section 19. (b) on at least one occasion during the twelve (12) month interval preceding such failure by Tenant.

  (c)
  Tenant or any guarantor of Tenant's obligations hereunder: (1) being unable to meet its obligations as they become due, or being declared insolvent according to any law, (2) having its property assigned for the benefit of its creditors, (3) having a receiver or trustee appointed for itself or its property, (4) having its interest under this Lease levied on under legal process, (5) having any petition filed or other action taken to reorganize or modify its debts or obligations, or (6) having any petition filed or other action taken to reorganize or modify its capital structure if either Tenant or such guarantor is a corporation or other entity.

5

  (d)
  The abandonment of the Premises by Tenant (which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days and is late on any payment due Landlord).

21.    REMEDIES.    Upon the occurrence of any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

  (a)
  Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises or any part thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for prosecution or any claim for damages. If this Lease is terminated hereunder, Tenant shall pay to Landlord the sum of:

  (1)
  all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 21, and (3) an amount equal to: (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted.

  (b)
  Terminate Tenant's right to possession of the Premises without terminating this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for prosecution or any claim for damages. If Tenant's right to possession of the Premises is terminated hereunder, Tenant shall pay to Landlord: (1) all Rent to the date of termination of possession, (2) all amounts due from time to time under Section 21, and (3) all Rent required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord, in its sole discretion, may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 20. (b). If Landlord elects to proceed under this Section 20. (b), it may at any time elect to terminate this Lease under Section 20. (a).

  (c)
  Enter upon the Premises without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses, which Landlord may incur in thus effecting

6

    compliance with Tenant's obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

22.    PAYMENT BY TENANT.    Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees) in (a) obtaining possession of the Premises, (b) removing and storing Tenant's or any other occupants' property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, costs of tenant finish work, and all other costs incidental to such reletting), (e) performing Tenant's obligations which Tenant failed to perform, and (f) enforcing, or advising Landlord of its rights, remedies, and recourses arising out of the Event of Default.

23.    LANDLORD'S LIABILITY.    The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. Landlord's reservation of rights under this Lease, such as to enter upon or maintain the Premises, shall not be deemed to create any duty on the part of Landlord to exercise any such right. Landlord expressly advises Tenant that Landlord's intention is that Tenant shall have full responsibility for, and shall assume all risk to, persons and property while in, on or about the Premises.

24.    SURRENDER OF PREMISES.    No act of Landlord or its agents during the Term shall be deemed as acceptance of surrender of the Premises. No agreement to accept surrender of the Premises shall be valid unless the same is in writing and signed by the Landlord.

25.    ATTORNEYS FEES.    If Landlord employs an attorney to interpret, enforce or defend any of its rights or remedies hereunder, Tenant shall pay Landlord's reasonable attorney's fees incurred in such dispute.

26.    FORCE MAJEURE.    Whenever a period of time is prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of the Landlord.

27.    GOVERNMENTAL REGULATIONS.    Tenant will comply with all laws, ordinances, orders, rules and regulations of all governmental agencies having jurisdiction of the Premises with reference to the use, construction, condition or occupancy of the Premises.

28.    APPLICABLE LAW.    This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is located.

29.    SUCCESSORS AND ASSIGNS.    Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns.

30.    SEVERABILITY.    If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

31.    NAME.    Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names.

7

32.    NOTICES.    Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at their respective addresses set forth above, or when sent by facsimile transmission to the respective numbers set forth above, or delivered to Tenant's place of business in the Building, and when sent or delivered by Landlord or its representative, including its management company for the building.

33.    DEFINED TERMS AND MARGINAL HEADINGS.    The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the sections of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. Captions contained herein are for the convenience of reference only and in no way limit or enlarge the terms or conditions of this Lease.

34.    AUTHORITY.    If Tenant executes this Lease as a corporation or other entity, each of the persons executing this Lease on behalf of Tenant personally covenants and warrants that Tenant is duly authorized and validly existing, that Tenant is qualified to do business in the state in which the Building is located, that Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so.

35.    LIQUIDATED DAMAGES.    If the Premises is not ready for occupancy by the commencement date of this Lease, unless delayed by Tenant for any reason, the Basic Rent under this Lease shall not commence until the Premises are ready for occupancy by Tenant. Such allowance for Basic Rent shall be in full settlement for any claim, which Tenant might otherwise have by reason of the Premises not being ready for occupancy.

36.    INTEGRATED AGREEMENT.    This Lease contains the entire agreement of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

37.    LATE FEE.    If Rent is not received by Landlord on or before the fifth (5th) day of any month, Tenant shall pay Landlord a late fee equal to five percent (5%) of the amount of Rent due, which shall be paid by Tenant to Landlord immediately upon written notice from Landlord. Failure by Tenant to make immediate payment of the delinquent Rent plus the late fee shall constitute an Event of Default. This provision, expressly, does not relieve the Tenant's obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month. Any rent more than 30 days overdue shall accrue interest at a rate of one and one quarter percent (1 1/4%) monthly.

38.    INTEREST ON SUMS EXPENDED BY LANDLORD.    All sums paid and all expenses incurred by Landlord in performing Tenant's duties hereunder or curing Events of Default shall accrue interest at the rate of one and one quarter percent (1 1/4) % monthly from the date of payment of such amount by Landlord. In no event, however, shall the charges permitted under this Section 37 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

39.    INSURANCE.    Tenant will Indemnify and hold harmless Landlord from and against any loss, theft, damage or liability occasioned by or resulting from any Event of Default or any willful or negligent act on the part of Tenant, its agents, employees, or invitees, or persons permitted on the Premises by Tenant or by Landlord in accordance with Section 12. Tenant agrees to maintain at Tenant's sole cost and expense, insurance policies covering Tenant's aforesaid indemnity with respect to Tenant's use and occupancy of the Premises, as well as coverage for theft and damage. Such policies

8

shall be issued in the name of Tenant and Landlord as their interest may appear, or shall contain an "additional insured" endorsement in favor of Landlord, (JD Cordage LLC and Robert Danial, individually) and with limits of liability of at least ONE MILLION DOLLARS ($1,000,000.00) per occurrence for bodily injury and TWO HUNDRED THOUSAND DOLLARS ($200,000.00) per occurrence for property damage. Duplicate originals of such policies and endorsements shall be delivered to Landlord within thirty (30) days from the execution date hereof.

40.    RULES.    Tenant shall abide by the Building Rules and Regulations attached hereto as "Exhibit B", which may be reasonably changed or amended, at any time, by Landlord to promote a safe, orderly and professional Building environment.

41.    PERMITS:    Lease is subject to Tenant procurring the necessary permits for the operation and use of a take out deli and retail food establishment. Tenant shall have a maximum of one hundred and twenty (120) days to obtain permits. Thereafter, Landlord shall have the right to terminate this Lease and refund Tenant's security deposit immediately upon termination.

42.    ADDITIONAL PROVISIONS: N/A

Attested by:	Attested by:
TENANT: KEBAB USA, INC.	LANDLORD: JD CORDAGE, LLC

Date:

Date:

9

BUILDING RULES AND REGULATIONS

        1.     No sign, picture, advertisement, name or notice shall be inscribed, displayed or affixed on or to any part of the inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such item at the expense of Tenant. All approved signs or lettering on doors and the building directory shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not, without written consent of Landlord, cover or otherwise sunscreen any window.

        2.     Landlord shall approve in writing, prior to installation, any attachment of any object affixed to walls, ceilings, or doors other than pictures and similar items.

        3.     The directory of the Building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom.

        4.     The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

        5.     No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Landlord. Tenant must, upon the termination of its tenancy, return to Landlord all keys to the Premises. If Tenant fails to return any such key, Tenant shall pay to Landlord the cost of changing the locks to the Premises if Landlord deems it necessary to change such locks.

        6.     The toilet rooms, urinals, wash bowls and other apparatus in the Premises or Building shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

        7.     Tenant shall not overload the floor of the Premises, mark on, or drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of and as the Landlord may direct.

        8.     No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of same into or out of the Building shall be done at such time and in such manner, as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building and any damage caused by moving or maintaining such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls, of the Building, either by any tenant or others, any hand truc

        9.     Tenant shall not employ any person or persons for the purpose of cleaning the Premises without the consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of

10

property from the Premises or other damage caused by Landlord's janitorial service or any other person. Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming. If the Premises requires more than building standard janitorial service, such excess service shall be at Tenant's cost.

        10.   No Tenant shall place anything in the hallways of the Building.

        11.   Tenant shall only be permitted use as general office space. No tenant shall occupy or permit any portion of the Premises to be occupied for lodging or sleeping or for any illegal purposes or permit any pet within the Premises or Building.

        12.   Tenant shall not use or keep in the Premises or the Building any combustible fluid or material.

        13.   Landlord will direct electricians and or telephone service installers as to where and how telephone wiring shall be located. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

        14.   No Tenant shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the Premises in any way except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom, or by whose agents, employees, or invitees, the damage shall have been caused.

        15.   Tenant shall provide and use chair pads and carpet protectors at all desk and furniture locations.

        16.   No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

        17.   On Saturdays (before 7am and after 1pm), Sundays and legal holidays and on any other days between the hours of 7p.m. and 7a.m., Landlord reserves the right to keep all doors to the Building locked, and access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the landlord or is properly identified as a tenant of the Building. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors for the safety of the tenants and protection of property in the Building.

        18.   Access to the Building may be controlled by the use of electronic card key or by other method deemed necessary by Landlord. In the event that Landlord employs electric card key or other similar access control method, Tenant shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards. In the event that Tenant shall damage or lose the card key(s) or device(s), then Tenant's deposit for such card or device will be forfeited, and Tenant will be required to pay another equal deposit.

        19.   Smoking is prohibited in the Building at all times.

        20.   Landlord reserves the right to require payment, in advance, for certain services not required of Landlord under this Lease. Such charges include, but are not limited to, processing "bounced" checks, changing locks, reviewing and signing lien waivers, lease assignments, providing after hours HVAC rates, etc. and are subject to change at anytime without notice.

05/28/02 Tenant Initials

11

CORDAGE PARK LEASE

LANDLORD:	JD Cordage LLC, Suite 303, 36 Cordage Park Circle, Plymouth, MA 02360
TENANT:	Kebab USA. Inc.
CURRENT ADDRESS:	600 North Tracker, Suite C13, Kissimmee, FL 34741
CURRENT TELEPHONE No.	( )
LEASED PREMISES:	Suite #253, 10 Cordage Park Circle, Plymouth, MA 02360 (containing 4,399 GLA (3,281 gla of Existing Space plus 1,118 gla Expansion Space)
TERM:	Five (5) years With one (1) five (5) year Option.
COMMENCEMENT DATE:
BASIC RENT (monthly):	Year 1: $2,734.17/mo., Year 2: $2,925.56/mo., Year 3: $3,130.35/mo., Year 4: $3,349.47/mo., Year 5: $3,583.93/mo. The additional rent ($931.66) for the Expansion Space as shown on Exhibit "A" attached hereto containing 1,118 gla, shall commence on the earlier of the date of Tenants occupancy of expansion space or (6) six months from the time Tenant first occupies Existing Space.

BASIC RENT (Option Term):	Year I: Rent to be no less than previous year or 90% of Fair Market Value, whichever is greater. Years 2-5 will increase at 5% per annum over previous year's rent.
SECURITY DEPOSIT:	$10.997.00

LEASE PROVISIONS

        THIS LEASE ("Lease") is made by and between LANDLORD and TENANT. In consideration of the mutual covenants and agreements herein set forth, and any other consideration, Landlord leases to Tenant and Tenant leases from Landlord the area known as Suite No. 253 and as generally outlined on the plan attached hereto as "Exhibit A", hereinafter referred to as the "Premises" which is part of the Building (hereinafter referred to as the "Building").

1.    TERM.    The Term of this Lease shall be as stated above, unless sooner terminated as provided hereinafter.

2.    a.    BASIC RENT AND SECURITY DEPOSIT.    Except as provided for in this Lease, Tenant will pay to Landlord without deduction or setoff, Basic Rent each month for the entire Lease Term. The term "Rent" shall mean the amounts so payable plus all other amounts payable by Tenant under this Lease. One full monthly Basic Rent installment together with a Security Deposit shall be payable by Tenant upon execution of this Lease. Basic Rent for any fractional month at the beginning or end of the Term shall be prorated. The Security Deposit shall be held by Landlord, without interest, as security for Tenant's performance under this Lease, and not as an advance payment of rent or a measure of Landlord's damages. Upon an Event of Default (defined below) or any damage to the Building or Premises caused by Tenant, its employees or invitees, Landlord may, without prejudice to any other remedy, use the Security Deposit to cure such Event of Default or repair any damage. Following any application of the Security Deposit, Tenant shall, on demand, restore the Security Deposit to its original amount. If Tenant is not in default hereunder, any remaining balance of the Security Deposit shall be returned to Tenant within thirty (30) days after termination of lease and receipt a written notice of forwarding address. If Landlord transfers its interest in the Premises, Landlord shall assign the Security Deposit to the transferee and thereafter shall have no further liability for the Security Deposit. Rent is due, and must be received by Landlord, by the first day of every month, at address specified by Landlord.

        b.    ADDITIONAL RENT/COMMON AREA MAINTENANCE.    The Tenant shall pay as additional rent a charge for common area maintenance equal to $3.50 annually per each square foot of the leased premises. One-twelfth of said amount shall be paid monthly due at the same time and under the same terms as the Basic Rent.

3.    COST OF LIVING ADJUSTMENTS.    The CAM reserved in this lease and payable hereunder shall be adjusted as of the times and in the manner set forth in this Article:

  a.
  Definitions: For the purposes of this Article, the following definitions shall apply:

  (1)
  The term "Price Index" shall mean the "Consumer Price Index for Urban Customers" (CPI-U) published by the Bureau of Labor Statistics of the U.S. Department of Labor, for U. S. Cities Average, all items Series A 1984-100 (Revised 1978), or a successor or substitute index appropriately adjusted.

  (2)
  The term "Base Price Index" shall mean the Price Index for the month during which this Lease commences.

  b.
  Effective as of each July, but in no event sooner than July of 2003, subsequent to the commencement date of this Lease, there shall be made a cost of living adjustment of the rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Base Price Index.

        In the event the Price Index for June in any calendar year during the term of this Lease reflects an increase over the Base Price Index, then the monthly rent originally herein provided to be paid as of the July following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the difference between the Price Index for June and the Base Price Index, and the resulting sum shall be added to such monthly rent, effective as of such July. Said adjusted CAM shall thereafter be payable hereunder monthly until it is readjusted to the terms of the Lease.

4.    LANDLORD'S OBLIGATIONS.

(a)
Landlord will furnish to Tenant at Tenant's expense:

(1)
water at those points of supply provided for the general use of tenants of the Building;

(2)
heat, and refrigerated air conditioning in season, to the common areas at such times as Landlord determines, and at such temperatures and in such amounts as reasonably considered necessary by Landlord; service on Sundays, Saturdays (other than 7am-1 pm), and holidays are optional on the part of the Landlord;

(3)
janitorial services to the common areas on weekdays other than holidays and exterior window washing as may, in Landlord's judgment, be reasonably required;

(4)
passenger elevators for ingress to and egress from the Premises, in common with other tenants;

(5)
replacement of Building standard light fixtures; and

(6)
electric lighting for public areas and special service areas of the Building to the extent deemed by the Landlord to be reasonable.

5.    IMPROVEMENTS.    Landlord shall, at its expense, install improvements described in "Exhibit B" as therein provided All other improvements to the Premises shall be installed at Tenant's expense in accordance with plans and specifications and by contractors approved, in writing, by Landlord.

6.    USE OF PREMISES.    Tenant will use the Premises as a take out deli and retail food, beer and wine store. Tenant shall not: use or occupy the Building for any purpose which is unlawful or dangerous; permit the maintenance of any nuisance, disturb the quiet enjoyment for all of the Building, emit offensive odors or conditions into other portions of the Building; or use any apparatus which might create undue noise or vibrations in the Building. Tenant shall not permit anything to be done which would increase any insurance rates on the Building or its contents, and if there is any increase, then Tenant agrees to pay such increase promptly upon demand therefore by Landlord; however, any such payment shall not waive Tenant's duty to comply with this Lease. Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building except for such tenant identification information as Landlord permits to be included or shown on the directory in the main lobby.

  a.
  Tenant shall not make or cause to be made any alterations, additions or improvements, or install or cause to be installed any exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, shades or awnings or make any other changes to the Demised Premises without first obtaining the Landlord's written approval and consent, which approval shall not be unreasonably withheld or delayed. The Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought;

  b.
  not place or suffer to be placed or maintained on any exterior door, wall or window of the Demised Premises any sign, awning or canopy, or advertising matter or other things of any kind, nor place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Demised Premises without first obtaining the Landlord's written consent, which approval shall not be unreasonably withheld or delayed. The Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times; Landlord agrees to allow Tenant to place a trailer sign on Landlord's main entrance sign in accordance with Town bylaws.

7.    TENANT'S OBLIGATIONS.    Tenant will not damage the Building and will pay the cost of repairing any damage done to the Building by Tenant or Tenant's agents, employees, or invitees. Tenant shall take good care of the Premises and keep them free of waste and nuisance. Tenant will keep the Premises, including all fixtures installed by Tenant, in good condition and repair. If Tenant fails to make necessary repairs within fifteen (15) days after notice from Landlord, Landlord may, at its option, make such repairs and Tenant shall, upon demand, pay Landlord the cost thereof. At the end of the Term, Tenant shall deliver to Landlord the Premises with all improvements located thereon in good repair and condition, and all keys to the Premises in Tenant's possession. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without prior written consent of Landlord. At the end of the Term, Tenant shall, if Landlord requires, remove all alterations, physical additions or improvements as directed by Landlord and restore the Premises to substantially the same condition as they existed on the date hereof. All of Tenant's fixtures and personal property not removed from the Premises at the end of the Term shall be presumed to have been abandoned by Tenant and shall become the property of the Landlord.

8.    INDEMNITY.    Landlord shall not be liable for and Tenant will defend, indemnify and hold harmless Landlord from all fines, suits, claims, demands, losses, and actions, including attorney's fees, for any injury to persons or damage to or loss of property on or about the Premises or in or about the Building caused by the Tenant, its employees, invitees, licensees, or by an other person entering the Premises or the Building under express or implied invitation of the Tenant, or arising out of Tenant's use of Premises or Landlord's maintenance of the Premises. This provision is intended to waive any claims against Landlord and its agents for the consequences of their own negligence or fault.

10.    MORTGAGES.    Tenant accepts this Lease subordinate to any deeds of trust, mortgages or other security interests, which might now or hereafter constitute a lien upon the Building or the Premises. Tenant shall, immediately upon request, execute such documents, including estoppel letters, as may be required for the purposes of subordinating or verifying this Lease.

11.    ASSIGNMENT; SUBLEASING.    Tenant shall not assign this Lease by operation of law or otherwise (including without limitation by transfer of stock, merger, or dissolution), mortgage or pledge the same, or sublet the Premises or any part thereof, without prior written consent of Landlord, which consent shall not be unreasonably withheld, which Landlord may grant or deny in its sole discretion. Landlord's consent to an assignment or subletting shall not release Tenant from any obligation hereunder, and Landlord's consent shall be required for any subsequent assignment or subletting. If Tenant desires to assign or sublet the Premises, it shall so notify Landlord at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, and shall provide Landlord with a copy of the proposed assignment or sublease and such information with respect thereto as Landlord requests to allow Landlord to make informed judgments as to the financial condition, reputation, operations, and general desirability of the proposed transferee. Potential assignee shall be of equal or greater financial capacity, moral capacity and business experience. After such information has been received, Landlord shall have the option to:

  (a)
  Cancel the Lease as to the Premises or portion thereof proposed to be assigned or sublet; or

  (b)
  Consent to the proposed assignment or sublease; and if the Rent and other consideration payable in respect thereof exceeds the Rent payable hereunder, Tenant shall pay to Landlord such excess within ten (10) days following receipt thereof by Tenant: or

  (c)
  Withhold its consent to the proposed assignment or sublease, which option shall always be deemed to be elected unless Landlord gives Tenant written notice otherwise.

12.    EMINENT DOMAIN.    If the Premises shall be taken or condemned in whole or in part for public purposes or sold under threat of condemnation, this Lease shall terminate at the option of Landlord. Landlord shall be entitled to receive the entire award of any condemnation or the proceeds of any sale in lieu thereof.

13.    ACCESS.    Landlord and its agents may, at any time, enter the Premises to inspect the same, to supply janitorial service or other, to show the Premises to prospective lenders, purchasers or tenants, to alter, improve, or repair the Premises or the Building, and may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by Landlord's entry into the Premises in accordance with this Section 12. Landlord shall at all times have a key to the Premises. Landlord may use any means, which it deems proper to open any door in an emergency without liability therefore.

14.    CASUALTY.    If the Building should be totally destroyed by casualty or if the Premises or the Building be so damaged that Landlord determines that repairs cannot be completed within one hundred twenty (120) days after the date of such damage, Landlord may terminate this Lease. Landlord shall not be required to rebuild, repair, or replace any part of the furniture, equipment, fixtures, and other improvements which may have been placed by Tenant in the Premises. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Premises shall be for the sole benefit of the party carrying such insurance.

15.    WAIVER OF SUBROGATION.    Tenant waives every claim that arises or may arise in its favor against the Landlord or any other tenant of the Building during the Term, for any injury to or death of any person or any loss of or damage to any of Tenant's property located within or upon or constituting a part of the Premises, to the extent such injury, death, loss or damage is covered by any insurance policies, whether or not such loss or damage is recoverable thereunder. This waiver shall be in addition to, and not in limitation of, any other waiver or release contained in this Lease. Tenant shall give to each insurance company, which has issued to it any insurance policy covering the Premises or Tenant's operations, written notice of this waiver and have its insurance policies endorsed, if necessary, to prevent their invalidation by reason of this waiver.

16.    HOLDING OVER.    If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay, in addition to the other Rent, a monthly Basic Rent, payable in full in advance each month, equal to twice the Basic Rent payable during the last month of the Term.

17.    TAXES ON TENANT'S PROPERTY.    Tenant shall be liable for all taxes levied or assessed against personal property or fixtures placed by Tenant in the Premises. If any such taxes are assessed against Landlord or Landlord's property, Landlord may pay the same, and Tenant shall upon demand, reimburse Landlord therefore. Any claim arising against Tenant by Landlord under this provision shall be assessed interest at fifteen percent (15%) per year until the claim has been satisfied.

18.    LANDLORDS LIEN.    Tenant grants to Landlord a security interest to secure payment of all Rent and performance of all of Tenant's other obligations hereunder, in all equipment, furniture, fixtures, improvements and other personal property located in or on the Premises, and all proceeds therefrom. Such property shall not be removed from the Premises without Landlord's written consent until all Rent due and all Tenant's other obligations have been performed. In addition to any other remedies, upon an Event of Default, Landlord may exercise the rights afforded a secured party under the Uniform Commercial Code for the state in which the Building is located—Secured Transactions. Tenant grants to Landlord a power of attorney to execute and file financing statements and continuation statements necessary to perfect Landlord's security interest, which power is coupled with an interest and shall be irrevocable during the Term.

19.    MECHANIC'S LIENS.    Tenant shall not permit any mechanic's or other liens to be filed against the Premises or the Building for any work performed, materials furnished or obligation incurred by or at the request of Tenant. Tenant shall, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, failing which Landlord may cause the same to be released, and Tenant shall immediately reimburse Landlord for all costs incurred in connection therewith, including landlord's attorney's fees and expenses.

20.    EVENTS OF DEFAULT.    The occurrence of any of the following shall constitute an event of default ("Event of Default") hereunder:

  (a)
  Any failure by Tenant to pay the full rent when due. Landlord shall not be required to provide Tenant with notice of failure to pay Rent.

  (b)
  Any failure by Tenant to observe and perform any provision of this Lease, other than the payment of Rent, that continues for ten (10) days after notice to Tenant; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant notice under this Section 19. (b) on at least one occasion during the twelve (12) month interval preceding such failure by Tenant.

  (c)
  Tenant or any guarantor of Tenant's obligations hereunder: (1) being unable to meet its obligations as they become due, or being declared insolvent according to any law, (2) having its property assigned for the benefit of its creditors, (3) having a receiver or trustee appointed for itself or its property, (4) having its interest under this Lease levied on under legal process, (5) having any petition filed or other action taken to reorganize or modify its debts or obligations, or (6) having any petition filed or other action taken to reorganize or modify its capital structure if either Tenant or such guarantor is a corporation or other entity.

  (d)
  The abandonment of the Premises by Tenant (which shall be conclusively presumed if Tenant is absent from the Premises for ten (10) consecutive days and is late on any payment due Landlord).

21.    REMEDIES.    Upon the occurrence of any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by law or equity, take any of the following actions:

  (a)
  Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises or any part thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for prosecution or any claim for damages. If this Lease is terminated hereunder, Tenant shall pay to Landlord the sum of:

  (1)
  all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 21, and (3) an amount equal to: (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, in its listing of "Money Rates", minus (B) the then present fair rental value of the Premises for such period, similarly discounted.

  (b)
  Terminate Tenant's right to possession of the Premises without terminating this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises to Landlord, Landlord may, without prejudice to any other remedy, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof by changing the door locks to the Premises or by any other means necessary in Landlord's sole judgment without being liable for prosecution or any claim for damages. If Tenant's right to possession of the Premises is terminated hereunder, Tenant shall pay to Landlord: (1) all Rent to the date of termination of possession, (2) all amounts due from time to time under Section 21, and (3) all Rent required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period. Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord, in its sole discretion, may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 20. (b). If Landlord elects to proceed under this Section 20. (b), it may at any time elect to terminate this Lease under Section 20. (a).

  (c)
  Enter upon the Premises without being liable for prosecution or any claim for damages and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses, which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease. Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

22.    PAYMENT BY TENANT.    Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees) in (a) obtaining possession of the Premises, (b) removing and storing Tenant's or any other occupants' property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant, (d) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, costs of tenant finish work, and all other costs incidental to such reletting), (e) performing Tenant's obligations which Tenant failed to perform, and (f) enforcing, or advising Landlord of its rights, remedies, and recourses arising out of the Event of Default.

23.    LANDLORD'S LIABILITY.    The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefore and shall be recoverable from the interest of Landlord in the Building, and Landlord shall not be personally liable for any deficiency. Landlord's reservation of rights under this Lease, such as to enter upon or maintain the Premises, shall not be deemed to create any duty on the part of Landlord to exercise any such right. Landlord expressly advises Tenant that Landlord's intention is that Tenant shall have full responsibility for, and shall assume all risk to, persons and property while in, on or about the Premises.

24.    SURRENDER OF PREMISES.    No act of Landlord or its agents during the Term shall be deemed as acceptance of surrender of the Premises. No agreement to accept surrender of the Premises shall be valid unless the same is in writing and signed by the Landlord.

25.    ATTORNEYS FEES.    If Landlord employs an attorney to interpret, enforce or defend any of its rights or remedies hereunder, Tenant shall pay Landlord's reasonable attorney's fees incurred in such dispute.

26.    FORCE MAJEURE.    Whenever a period of time is prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of the Landlord.

27.    GOVERNMENTAL REGULATIONS.    Tenant will comply with all laws, ordinances, orders, rules and regulations of all governmental agencies having jurisdiction of the Premises with reference to the use, construction, condition or occupancy of the Premises.

28.    APPLICABLE LAW.    This Lease shall be governed by and construed pursuant to the laws of the state in which the Building is located.

29.    SUCCESSORS AND ASSIGNS.    Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, and assigns.

30.    SEVERABILITY.    If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

31.    NAME.    Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names.

32.    NOTICES.    Any notice or document required to be delivered hereunder shall be deemed to be delivered whether or not actually received, when deposited in the United States mail, postage prepaid, certified or registered mail, addressed to the parties hereto at their respective addresses set forth above, or when sent by facsimile transmission to the respective numbers set forth above, or delivered to Tenant's place of business in the Building, and when sent or delivered by Landlord or its representative, including its management company for the building.

33.    DEFINED TERMS AND MARGINAL HEADINGS.    The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the sections of this Lease are not part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. Captions contained herein are for the convenience of reference only and in no way limit or enlarge the terms or conditions of this Lease.

34.    AUTHORITY.    If Tenant executes this Lease as a corporation or other entity, each of the persons executing this Lease on behalf of Tenant personally covenants and warrants that Tenant is duly authorized and validly existing, that Tenant is qualified to do business in the state in which the Building is located, that Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of Tenant is authorized to do so.

35.    LIQUIDATED DAMAGES.    If the Premises is not ready for occupancy by the commencement date of this Lease, unless delayed by Tenant for any reason, the Basic Rent under this Lease shall not commence until the Premises are ready for occupancy by Tenant. Such allowance for Basic Rent shall be in full settlement for any claim, which Tenant might otherwise have by reason of the Premises not being ready for occupancy.

36.    INTEGRATED AGREEMENT.    This Lease contains the entire agreement of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

37.    LATE FEE.    If Rent is not received by Landlord on or before the fifth (5th) day of any month, Tenant shall pay Landlord a late fee equal to five percent (5%) of the amount of Rent due, which shall be paid by Tenant to Landlord immediately upon written notice from Landlord. Failure by Tenant to make immediate payment of the delinquent Rent plus the late fee shall constitute an Event of Default. This provision, expressly, does not relieve the Tenant's obligation to pay Rent on the first of each month and is not a waiver by the Landlord to require payment on the first day of each month. Any rent more than 30 days overdue shall accrue interest at a rate of one and one quarter percent (1 1/4%) monthly.

38.    INTEREST ON SUMS EXPENDED BY LANDLORD.    All sums paid and all expenses incurred by Landlord in performing Tenant's duties hereunder or curing Events of Default shall accrue interest at the rate of one and one quarter percent (1 1/4) % monthly from the date of payment of such amount by Landlord. In no event, however, shall the charges permitted under this Section 37 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

39.    INSURANCE.    Tenant will indemnify and hold harmless Landlord from and against any loss, theft, damage or liability occasioned by or resulting from any Event of Default or any willful or negligent act on the part of Tenant, its agents, employees, or invitees, or persons permitted on the

Premises by Tenant or by Landlord in accordance with Section 12. Tenant agrees to maintain at Tenant's sole cost and expense, insurance policies covering Tenant's aforesaid indemnity with respect to Tenant's use and occupancy of the Premises, as well as coverage for theft and damage. Such policies shall be issued in the name of Tenant and Landlord as their interest may appear, or shall contain an "additional insured" endorsement in favor of Landlord, (JD Cordage LLC and Robert Danial, individually) and with limits of liability of at least ONE MILLION DOLLARS ($1,000,000.00) per occurrence for bodily injury and TWO HUNDRED THOUSAND DOLLARS ($200,000.00) per occurrence for property damage. Duplicate originals of such policies and endorsements shall be delivered to Landlord within thirty (30) days from the execution date hereof.

40.    RULES.    Tenant shall abide by the Building Rules and Regulations attached hereto as "Exhibit B", which may be reasonably changed or amended, at any time, by Landlord to promote a safe, orderly and professional Building environment.

41.    PERMITS:    Lease is subject to Tenant procuring the necessary permits for the operation and use of a take out deli and retail food establishment. Tenant shall have a maximum of ninety (90) days to obtain permits. Tenant's rent shall commence on the same date of the issuance of Building Permit or this ninety (90) day period. Thereafter, Landlord shall have the right to terminate this Lease and refund Tenant's security deposit immediately upon termination.

42.    ADDITIONAL PROVISIONS:    Building Rules and Regulations, Exhibits "B" and "C" ("Broker's Commission") and Plan" "A are attached herein and incorporated with this agreement. Brokerage Fee: Landlord and Tenant acknowledge that the sole broker who introduced Tenant to Landlord is Lisa Alzaim, Prudential Duxbury Village Realtors, Duxbury, MA (Broker). Said Broker is entitled to a commission outlined in Exhibit "C", attached hereto. Broker will indemnify Landlord for any and all claims made for commissions due by any third party.

Attested by:		Attested by:
TENANT: KEBAB USA, INC.		LANDLORD: JD CORDAGE, LLC
/s/ [ILLEGIBLE]		/s/ [ILLEGIBLE]
Date:	06/24/2002 Roland Czekelius Director	Date:	6/28/2002

BUILDING RULES AND REGULATIONS

        1.     No sign, picture, advertisement, name or notice shall be inscribed, displayed or affixed on or to any part of the inside of the Building or the Premises without the prior written consent of Landlord and Landlord shall have the right to remove any such item at the expense of Tenant. All approved signs or lettering on doors and the building directory shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Tenant shall not place anything near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not, without written consent of Landlord, cover or otherwise sunscreen any window.

        2.     Landlord shall approve in writing, prior to installation, any attachment of any object affixed to walls, ceilings, or doors other than pictures and similar items.

        3.     The directory of the Building will be provided exclusively for the display of the name and location of Tenant only and Landlord reserves the right to exclude any other names therefrom.

        4.     The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business, unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

        5.     No additional locks or bolts of any kind shall be placed upon any of the doors or windows of the Premises or the Building by Tenant, nor shall any changes be made in existing locks or the mechanisms thereof without the prior written consent of the Landlord. Tenant must, upon the termination of its tenancy, return to Landlord all keys to the Premises. If Tenant fails to return any such key, Tenant shall pay to Landlord the cost of changing the locks to the Premises if Landlord deems it necessary to change such locks.

        6.     The toilet rooms, urinals, wash bowls and other apparatus in the Premises or Building shall not be used for any purpose other than that of which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

        7.     Tenant shall not overload the floor of the Premises, mark on, or drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of and as the Landlord may direct.

        8.     No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of same into or out of the Building shall be done at such time and in such manner, as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building and any damage caused by moving or maintaining such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls, of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

        9.     Tenant shall not employ any person or persons for the purpose of cleaning the Premises without the consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises or other damage caused by Landlord's janitorial service or any other person. Janitorial service will not include the cleaning of carpets and rugs, other than vacuuming. If the Premises requires more than building standard janitorial service, such excess service shall be at Tenant's cost.

        10.   No Tenant shall place anything in the hallways of the Building.

        11.   Tenant shall only be permitted use as a retail food, beer and wine store. No tenant shall occupy or permit any portion of the Premises to be occupied for lodging or sleeping or for any illegal purposes or permit any pet within the Premises or Building.

        12.   Tenant shall not use or keep in the Premises or the Building any combustible fluid or material.

        13.   Landlord will direct electricians and or telephone service installers as to where and how telephone wiring shall be located. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

        14.   No Tenant shall lay linoleum or other similar floor covering so that same shall be affixed to the floor of the Premises in any way except by a paste, or other material, which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises, shall be subject to approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by the tenant by whom, or by whose agents, employees, or invitees, the damage shall have been caused.

        15.   Tenant shall provide and use chair pads and carpet protectors at all desk and furniture locations.

        16.   No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

        17.   Landlord reserves the right to keep all doors to the remainder of Mill #1 locked, and access to the Building, or to the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is an employee of the landlord or is properly identified as a tenant of the Building. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors for the safety of the tenants and protection of property in the Building.

        18.   Access to the Building may be controlled by the use of electronic card key or by other method deemed necessary by Landlord. In the event that Landlord employs electric card key or other similar access control method, Tenant shall be issued card keys or other ingress/egress devices and a deposit for each card or device shall be paid upon issuance of the cards. In the event that Tenant shall damage or lose the card key(s) or device(s), then Tenant's deposit for such card or device will be forfeited, and Tenant will be required to pay another equal deposit.

        19.   Smoking is prohibited in the Building at all times.

        20.   Landlord reserves the right to require payment, in advance, for certain services not required of Landlord under this Lease. Such charges include, but are not limited to, processing "bounced" checks, changing locks, reviewing and signing lien waivers, lease assignments, providing after hours HVAC rates, etc. and are subject to change at anytime without notice.

EXHIBIT "B"

Landlord's Work

1.
Landlord shall provide a window opening and a window, consistent with existing building window configurations on the front side of Building #1).

2.
Landlord will demise space.

3.
Landlord will demolish existing interior partitions, per plan.

4.
Tenant is responsible for completing build-out, including, but not limited to, all electrical, plumbing, HVAC, interior work, etc.

EXHIBIT "C"

Brokerage Agreement

        Landlord shall pay a brokerage commission equal to 4% of the full value of this Lease, including rent and CAM, over the five-year term of the lease payable if, as, and when Tenant's official opening occurs.

06/20/02 Tenant Initials

QuickLinks

  EXHIBIT 10.4
CORDAGE PARK LEASE
LEASE PROVISIONS
BUILDING RULES AND REGULATIONS
CORDAGE PARK LEASE
LEASE PROVISIONS
BUILDING RULES AND REGULATIONS
EXHIBIT "B" Landlord's Work
  EXHIBIT "C"
Brokerage Agreement